SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

     FORM 8-K CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported) December 8th, 2004

     L & L FINANCIAL HOLDINGS, INC. (Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949

(State of Incorporation)( Commission File Number)(I.R.S. Employer Identification No.)

720 Third Avenue, Suite# 1611, Seattle, WA 98104

(Address of principal executive office) (Zip Code)

Registrant's Telephone Number, Including Area Code (206) 264-8065

N/A

(Former name or former address if changed since last report)

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Registrant is a multi-national financial investment company and conducts business in the USA and China. The objective of the company, to acquire manufacturing facilities via M&As, to utilize the abundant Chinese labour force to accelerate Registrant’s growth and rate of returns.

On December 4th, 2004, the Registrant made a purchase of 51% of equity interest of a manufacturing company, Liuzhou Liuerkong Machinery Co., Ltd (“LEK”), a limited liability company established and registered in Liuzhou City of south China through an exchange of equity common shares. LEK, with approximately one thousand (1,000) workers and employees, primarily manufactures and market air compressors for industrial usage. It also manufactures plastic injection molding machineries on a smaller scale. The sales portfolio consists of approximately 80% air compressor and 20% plastic molding machines. LEK has annual sales of approximately US$9,853,364 for the year ended October 31, 2004. LEK with net profit after tax of approximately US$648,539 for the year ended October 31, 2004. LEK’s net assets were approximately US$11,592,948 as of October 31, 2004. See Item 9.01 for the financial statements of the past two years. At present, all the sales of LEK are made in the China market and some south East Asian countries. Audited financial statements for the past two years are being prepared and will be provided when ready.

The total consideration of this purchase of LEK is US$4,327,272. The purchase price is to be paid by Registrant’s 1,442,424 equity common shares valued at US$3 each share. With the loans made by L&L, LEK is to expand and consolidate its operations to ensure continuing profits. See Exhibit A for the contract.

This agreement was signed to mitigate the investment risks to invest in a foreign country, such as China. China is relaxing its various restrictions to US investors. This agreement was signed by 3 parties; 1) Registrant, 2) LEK and 3) Mr. Yang WU (who is the VP of air compressor operation of the Registrant, major shareholder and Chairman of the board of LEK. Mr. Wu is a Chinese citizen who resides in Liuzhou, China, he act as the officer and agent of L&L) on December 4th, 2004.

LEK was founded in Liuzhou City, south China in 1950. It was an SOE (State Owned Enterprise) in China. LEK specializes in manufacturing and marketing of air compressor (including both the piston-type and screw-leverage type of air compressors) and plastic injection molding machineries. LEK has been a well-known brand name in China over the past 50 years. LEK developed approximately 21 marketing and service centers, physically located in major cities throughout China to serve its existing customers. LEK has received the ISO9001 quality status since 1996.

L & L acquires 51% of LEK controlling shares and is to inject capital, bring in American accounting and advanced engineering know-how to expand LEK sales to the US. L&L is, to improve LEK’s operational efficiency and financial transparency, thus, increase in profits.

Item 1.02 Termination of a Material Definitive Agreement.

N/A Item 1.03 Bankruptcy or Receivership.
N/A
Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The purchase has significant implications to the Registrant as it materially increases its assets, liabilities and net equity to approximately US$21,374,234, US$15,693,690and US$ 5,680,545 as of October 31, 2004 respectively.

Currently, the Registrant is also conducting other M&A projects of manufacturing factories in China to achieve its growth objective.

The sources of funding used in this acquisition include a swap of L&L equity shares, cash investment and cash loans. Please refer to Exhibit A, the acquisition and investment agreement, for more details.

Item 2.02 Results of Operations and Financial Condition.

It is estimated that with some degree of assurance, that the acquisition of the new LEK will provide for approximately 35% growth of L&L for the next few years, based on the assumptions listed as below:

(1)	The net income generated from LEK is not subject to any US federal tax, based on the US IRS Sections 952 and 954. Therefore, L & L will have a better cash position to direct its resources to improve the quality of LEK operations.

(2)	L&L is to introduce advance technical skills for air compressors into the new enterprise. The new enterprise will operate automatically, thus lower labor intensity and production will be more stable in adding to the quality and boosting the quantity.

(3)	The new LEK will place emphasis on professional and marketing skills and the after sales service in order to retain existing customers.

(4)	After the consolidation of 5 factories into 1 factory, overhead costs will be lowered because there will be an increase in the economic scale in the new enterprise, thus higher production and lower cost per unit.

(5)	LEK currently focuses solely on the local China market. After the acquisition, L& L is to market its products to overseas such as US, Europe and Japan. Thus, the sales will increase.

(6)	COGS will decrease because of better efficiency and accounting control on inventory, thus, gross margin will increase and fixed overhead costs will decrease.

Summary of Year 2003 & 2004 historical sales of LEK

US/year	2003	2004

Sales	$12,624,041	$9,853,364

COGS	$11,567,488	$8,081,777

Gross	$1,056,553	$1,771,587
Profit

Operating	$4,666,303	$2,347,677
Expenses

Net(Loss)	($4,435,990)	$648,539

Year 2005 & 2006 sales forecast of the “new enterprise”

US/year	2005 (Forecast)	2006 (Forecast)

Sales	$13,302,041	$17,957,755

COGS	$10,910,398	$14,729,038

Gross	$2,391,642	$3,228,717
Profit

Operating	$3,169,363	$4,278,641
Expenses

Net Profit	$875,527	$1,181,962

Please see the pro-forma financial statement at Section 9

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

N/A

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

N/A

Item 2.05 Costs Associated with Exit or Disposal Activities.

N/A
Item 2.06 Material Impairments.
N/A
Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

N/A

Item 3.02 Unregistered Sales of Equity Securities.

N/A

Item 3.03 Material Modification to Rights of Security Holders. Section 4 – Matters related to Accounts and Financial Information Item 4.01 Changes in Registrant’s Certifying Accountant. N/A

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

N/A

Section 5 – Corporate Governance and Management Item 5.01 Changes in Control of Registrant. N/A

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waive of a Provision of the Code of Ethics.

Section 7- Regulation FD

Item 7.01 Regulation FD Disclosure.

N/A

Section 8- Other Events Item 8.01 Other Events. N/A

Section 9- Financial Statements and Exhibits. Item 9.01 Financial Statements and Exhibits. 9.01

Financial Statements

Note 1. The audited financial statements of the same period, when available, is expected to be filed as an Form 8-K amendment within 75 days of the purchase agreement date, required by the SEC practice.

9.01

Unaudited Financial Statements of Business acquired

LIUZHOU LIUERKONG MACHINERY CO., LTD CONSOLIDATED BALANCE SHEET

AS OF OCTOBER 31, 2003 and OCTOBER 31, 2004 UNAUDITED

		October 31, 2003	October 31, 2004

ASSETS

CURRENT ASSETS:
Cash		$1,426,361	$1,178,858
Accounts receivables, net		2,843,358	4,524,524
Other receivable		8,669,530	4,514,677
Prepayment and other assets		1,660,745	2,466,329
Note receivable		215,641	277,189
Inventory, net		7,493,149	9,802,106

Total current assets		22,308,784	22,763,683

Fixed Asset, net		4,766,826	4,462,350
Investments		60,606	60,606

TOTAL ASSETS		27,136,216	$27,286,639

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Bank loan-short term		0	636,364
Accounts payable		5,015,742	6,363,652
Trade deposit received		1,895,784	2,621,855
Tax payable		1,834,321	1,738,428
Other payable		2,094,651	2,517,411

Total current liabilities		10,840,497	13,877,709

LONG TERM LIABILITIES
Long term bank loan		2,362,348	24,242
Bonds payable		170,625	149,292
Long term accounts payable		1,642,312	1,642,446

		4,175,286	1,815,981

TOTAL LIABILITIES		15,015,783	15,693,690

MINORITY INTEREST		3,042,300	1,594,329

STOCKHOLDER'S EQUITY:

Paid-in Capital		8,484,848	8,484,848
Capital Reserve		6,871,098	44,135
Reserve for Employee benefit		3,977,859	3,982,995
Retained Earning		(10,255,673)	(2,513,359)

Total stockholders' equity	8 of 19	9,078,132	9,998,619

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $		27,136,216	$27,286,639

LIUZHOU LIUERKONG MACHINERY CO., LTD

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE PERIOD FROM NOVEMBER 1, 2002 TO OCTOBER 31, 2004

	November 1, 2002 to	November 1, 2003 to
	October 31 2003	October 31 2004

REVENUE	$12,624,041	9,853,364

COST OF GOODS SOLD	11,567,488	8,081,777

GROSS PROFIT	1,056,553	1,771,587

OTHER OPERATING PROFIT	53,541	12,344

OPERATING COSTS AND EXPENSES:
General and administrative expenses	4,470,797	2,152,006
Finance expense	110,658	191,429
Other	84,848	4,242

Total operating expenses	4,666,303	2,347,677

GAIN/(LOSS) FROM CONTINUING OPERATIONS BEFORE
OTHER INCOME (EXPENSE)	(3,556,209)	(563,745)

OTHER EXPENSES/(INCOME):
Investment income		(312,623)
Non-operating income	(173,376)	(27,690)
Other income	37,114	(861,675)
Other non operating expense	1,025,890	106,267

Total other expenses/(income)	889,628	(1,095,720)

INCOME/(LOSS) BEFORE INCOME TAXES	(4,445,837)	531,975
LESS PROVISION FOR INCOME TAXES	17,580	879

INCOME BEFORE MINORITY INTEREST	(4,463,417)	531,096

Add MINORITY INTEREST	(9,687)	117,443

NET INCOME/(LOSS) AFTER MINORITY INTEREST	(4,473,104)	648,539

OTHER COMPREHENSIVE INCOME (LOSS):	0	0.00

COMPREHSIVE INCOME (LOSS)	(4,473,104)	648,539

Note
1.	The financial statements for the year ended October 31, 2003 and October 31, 2004 were not audited. The audited financial statements of the required period would be filed as 8-K amendment within 75 days of the purchase agreement date.

The registrant will file extension of the submission of the audited financial statements if additional time is required.

2.	The financial statements were prepared in accordance with the Accounting Standards of People’s Republic of China, the presentation of the financial statements may be different if prepared in accordance with US Generally Accepted Accounting Standards.

Pro Forma Financial Information (unaudited)

11 of 19

L & L FINANCIAL HOLDINGS, INC
PRP FORMA CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 31, 2004
UNAUDITED

		Pro Forma
		L & L

ASSETS		US$

CURRENT ASSETS:
Cash		$1,915,688
Accounts receivables, net		4,585,524
Other receivable		4,721,625
Prepayment and other assets		2,466,329
Note receivable		277,189
Inventory, net		9,802,106

Total current assets		23,768,460

Fixed Asset, net	(2)	3,056,140
PROPERTY AND EQUIPMENT, net		-
Note Receivable		72,000
INVESTMENTS		1,285,540

		-

TOTAL ASSETS		$28,182,140

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable		6,363,652
Accrued liabilities		43,230
Bank line of credit		821,677
Trade deposit received		2,621,855
Tax payable		1,738,428
Other payable and accrual		2,517,410

Total current liabilities		14,106,252

LONG TERM LIABILITIES
Long term debt		24,242
Bonds payable		149,292
Long term accounts payable		1,642,446

		1,815,981

TOTAL LIABILITIES		15,922,233

MINORITY INTEREST		5,680,545

STOCKHOLDER'S EQUITY:

Preferred stock, no par value, 500,000 shares
authorized, none issued and outstanding
Common stock, $0.001 par value, 120,000,000 shares
Authorized		7,253
Paid-in Capital	(1)	7,007,103
Due to/(from) controlling shareholder		(64,195)
Deferred stock compensation		(73,750)
Foreign currency translation		(9,917)
Retained Earning		(287,132)

Total stockholders' equity		6,579,362

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$28,182,140

L & L FINANCIAL HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE PERIOD FROM MAY 1, 2003 TO APRIL 30, 2004

	Pro Forma	Pro Forma
	L & L	L & L
	May 1 2003 to April 30 2004	May 1 to October 31 2004
	US$	US$

REVENUES	12,413,544	6,453,437

COST OF GOODS SOLD	11,023,629	4,862,230

GROSS PROFIT	1,389,915	1,591,207

OTHER OPERATING PROFIT	(30,372)	(9,750)

OPERATING COSTS AND EXPENSES:
Personnel costs	279,960	218,570
General and administrative expenses	4,097,066	1,566,468
Finance expense	133,085	84,426
Other	84,848	0

Total operating expenses	4,594,959	1,869,464

GAIN/(LOSS) FROM CONTINUING OPERATIONS BEFORE
OTHER INCOME (EXPENSE)	(3,235,416)	(288,008)

OTHER EXPENSES/(INCOME):
Investment income	39,249	(327,688)
Interest expense	12,983	3,712
Non-operating income	(179,662)	(12,699)
Other income	(957,679)	113,371
Other non operating expense	990,009	41,537

Total other expenses/(income)	(95,099)	(181,766)

PRIOR YEAR ADJUSTMENT

INCOME/(LOSS) BEFORE INCOME TAXES	(3,140,317)	(106,242)
LESS PROVISION FOR INCOME TAXES	17,580	0

INCOME BEFORE MINORITY INTEREST	(3,157,897)	(106,242)

ADD MINORITY INTEREST	1,550,520	(85,151)

NET INCOME/(LOSS) AFTER MINORITY INTEREST	(1,607,377)	(191,393)

OTHER COMPREHENSIVE INCOME (LOSS):

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS	(2,240)	(900)

TOTAL OTHER COMPREHENSIVE INCOME	(2,240)	(900)

COMPREHSIVE INCOME (LOSS)	(1,609,617)	(192,293)

NET INCOME/(LOSS) PER COMMON SHARE – BASIC	(0.236)	(0.010)

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING – BASIC and DILUTED	6,830,716	18,779,225

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L FINANCIAL HOLDINGS, INC.

Date:	December 8th, 2004	By: /S/ Dickson Lee

Dickson Lee, Chairman & CEO

Exhibit A

L & L FINANCIAL HOLDINGS, INC. Mr. Yang Wu AND

LIUZHOU LIUERKONG MACHINERY CO.,LTD (LEK)

ACQUISITION AND INVESTMENT AGREEMENT

This acquisition and investment agreement was signed on December 4th, 2004.

By:

(1) Party A: L&L Financial Holdings, Inc., a Nevada corporation, with headquarters located at Suite# 1611, 720 3rd Ave, Seattle, WA 98104, USA.

(2) Party B: Mr. Yang Wu is a Chinese citizen, resides at 94 Cheng-Zhan Rd, Liu-Zhou city, Guang-Xi province, China.

(3) Party C: Liuzhou Liuerkong Machinery Co. Ltd. was established and registered in China. It is located at 94 Chen-Zhan Rd., Liu-Zhou city, Guang-Xi province, China.

(1) Party A is a multi-national financial investment company and conducts business in the USA and China. Party A is a SEC reporting company and is currently applying to trade on OTC-BB. After Party A acquires 51% of Party C’s shares, Party A is willing to provide working capital to Party C and bring American accounting and advanced engineering skills to help Party C to expand to the US markets.

(2) Party B is a major shareholder of Party C and holds 51% equity shares of Party C. Party B introduced American (foreign) capital to Guang-Xi Province, China and agrees to sell all his 51% shares of Party C to Party A. Party C is a manufacturer and marketer, specializing in air compressors and plastic injection molding machineries, Party A is to appoint Party B as the Vice President of this air-compressor operations.

(3) Party C is a private enterprise. It primarily produces and markets piston air compressors, screw air compressors and plastic injection molding machineries. Its net asset value is US$12.1 million. Its sales after tax (forecast) are about US$ 14.5 million and profit after tax is about US$0.97 million for 2004.

Parties A, B and C have executed the following agreement:

1. Acquisition of Shares
(1)	Shares Acquisition: Party B agrees to sell all 51% of his shares of Party C (equal to 35,700,000 shares) to Party A. Party A agrees to register 1,442,424 of Party A’s equity common shares under Party B within 7 days after execution of this agreement.

Party B agrees to be Party A’s agent and holds 51% of Party C shares after signing this agreement.

(2)	Shares pricing:

Party A and Party B calculate the share price based on 51% of Party C’s net assets value as of November 30, 2004 (US$12,121,212 x 70% x 51% = US$4,327,272 Net Asset Value is calculated by Chinese Auditors). Party A’s share price is currently trading at US$3.00 per share. (US$1 = approx. RMB8.25).

(3)	Share Buy-Back: In the event that Party B or C fails to achieve the performance guarantee (see Attachment 1), Party B or C is obligated to purchase back its shares within 15 business days if Party A exercise the shares buy back option. Party A is obligated to buy back its own shares within 15 business days if Party B or C exercise the share buys back option. All parties shall purchase back all shares under this agreement to each other without compensation.

2. Investment expansion

Party A, B and C agree to move Party C’s factory to Liu-Zhou Chuan-Shan industrial area for better business development. Party C is to invent new products, improve skills in plastics injection molding machinery, reform product quality, match market demand and become a high quality enterprise in China.

In order to achieve this goal:

(1) Loan: Based on Party C’s performance guarantee (see attachment 1), Party A will loan cash to Party C according to the Time schedule of providing short-term capital (see attachment 2).

(2)	Joint Venture: Both Party A and C agree to expand Party’s C operation when:

	a)	After the completion of capital injection to Party C by Party A through three installments (total of US$363,636, see Attachment 2) and

	b)	Upon the completion of moving Party C’s factory to Liu-Zhou Chuan-Shan industrial area. If Party C meets the performance guarantee, Party A and C will establish a joint venture in 3 months (“New enterprise”).

	c)	Total investment in the “New Enterprise”: US$10,303,030. Party A holds 51% of the equity common shares which values at US$5,254,545. Party C holds 49% of the equity common shares which values at US$5,048,485. Party A and C are to inject capital according to the “repayment and capital injection schedule” (see attachment 3).

Injection of capital by Party A: Cash investment of US$1,818,181 and Net Asset Value of Party A US$3,436,363 (Sources of the Net Asset Value: Party A is to use 1,145,455 of its equity common shares, US$3/share, US$1=RMB8.25)

Injection of capital by Party C: According to Clause 1(2) in this agreement, Party C is to inject US$5,048,485 of its net asset into the “new enterprise”.

Party A and C are not valuing their intangible assets during the process of injecting capital into the “new enterprise”.

(3)	Party C agrees to repay the loan to Party A according to “repayment and capital injection schedule” (see attachment 3).

3	.	Declaration
(1)		When signing this agreement, Party A declares that:

(a)	Party A holds the rights and authority to execute this agreement. This agreement is a legal binding document and will be honored by all parties.

(b)	Party A is to give the right of preemption to Party C’s shareholders when selling the transferred shares in the future (Except the share buy back from Party A to Party B).

(c)	Party A agrees to buy back its own shares at US$3 per share to ensure the profitability of Party C, according to clause 2(2)(c), during the first 6 to 12 months of the establishment of the “new enterprise”.

(d)	There are no adverse factors that will influence the company’s operation, assets and financial status. The company is not engaged in any pending litigation.

(e)	Party A will notify all the important changes to Party C in writing immediately.

(2) When signing this agreement, Party B declares that:

(a)	Party B holds the rights and authority to execute this agreement. This agreement is a legal binding document and will be honored by all parties.

(b)	Party B legally holds the transferred shares and does not set up hypothecation, guarantee rights and the third party rights on the transferred shares.

(c)	While Party B is acting as Party A’s agent, Party B cannot transfer the ownership, sell, mortgage, and set up any other guarantee rights to a third party without Party A’s approval.

(d)	Party B will ensure Party C abides by the clause 3(3).

(3) When signing this agreement, Party C declares that:

(a)	Party C holds the rights and authority to execute this agreement. This agreement is a legal binding document and will be honored by all parties.

(b)	For the signing of this Agreement, all documents in relation to the incorporation, changes, share structure, assets, liabilities, business licenses as provided by Party C to Party B & A are legitimate, complete and true.

(c)	There are no adverse factors that will influence the company’s operation, assets and financial status. The company is not engaged in any pending litigation.

(d)	After signing this agreement, Party C cannot sell, transfer, and exchange shares with other investors. Party C will notify Party A of any important changes in writing immediately.

(e)	If Party A exercises share buy-back according to clause 1(3), (b), Party C is to repay the entire outstanding loan to Party A within one month.

(f)	Party A is to assign Chinese or American chartered accountants to audit Party C.

(g)	Party C agrees to provide true and fair financial statements to Party A monthly, quarterly and yearly. Party A is to assign a representative to monitor the financial management operations of Party C.

(h)	Performs according to Attachment 1 (Performance results are to be approved by Party C’s accountant)

4. Confidential Obligation

Each party will obtain confidential information (files or other types of information) from the other 2 parties when executing this agreement. The information will be sensitive and confidential to the involved parties’ businesses. During the process of shares acquisition, Party A, B and C has the obligation to ensure no business information is leaked out, and should not reveal any agreement terms to a third party.

5. Violation and Compensation

(1) Each party should abide by all the items in this agreement and should be held responsible for the accuracy and fairness of terms in this agreement. If any party breaches this agreement and causes damages (including monetary losses and expenses) to the other 2 parties, he should compensate the other 2 parties for the damage.

(2) Limited liability: At any situation, each party does not have to take responsibility on indirect, accidental, special, punitive damage, operating loss, profit loss, and future loss whether the damage comes from contract, negligence, or other aspects. Parties involved in this agreement do not have to take any responsibility on items that are not included in this agreement.

(3)	When Party A does not abide by this agreement:

	(a)	Party A agrees to compensate both Party B and C according to the terms and conditions in Attachment 4.

	(b)	Party C should pay the outstanding loan to Party A after deducting Party A’s compensation amount.

	(c)	Both Party A and B agree after reciprocal buy back of shares without compensation under this Agreement, the agency relationship and obligations between Party A and B shall thus be relieved unconditionally.

(4)	When Party B does not abide by this agreement:

	(a)	Party B agrees to compensate Party A and C according to the terms and conditions in Attachment 4.

	(b)	Party A has the right to buy back its shares according to Item 1(3) in this agreement.

	(c)	The agency relation between Party A and B shall thus be relieved unconditionally.

(5)	When Party C does not abide by this agreement:

	(a)	Party C should pay the entire outstanding loan to Party A.

	(b)	Party C agrees to compensate Party A and B according to the terms and conditions in Attachment 4.

	(c)	Party A has the right to exercise the share buy back according to Item 1(3) in this agreement.

	(d)	Party A and C’s agent relationship shall thus be relieved unconditionally.

6. Transfer the ownership

Any party cannot transfer the rights and obligations related to this agreement to any third party without the approval from the other 2 parties.

7. Exemption

The waiver of any term or condition contained in this agreement by any party shall not be construed as a waiver of a subsequent breach or failure of the same term or condition or a waiver of any other term or condition contained in this Agreement.

8. Headings

The headings used in this agreement are for convenience only. It will not influence each party’s rights and obligation described in this agreement.

9. Notification

All related notification, requirements, requisition, information, and any transaction related to this agreement should be sent to the following address and should be indicated whether it is being hand delivered or in registered mail. Date and time of receipt should be specified clearly.

The Shenzhen office of L&L Financial Holdings, Inc.

Address: Suite# 2503, United Plaza, Fu Tian District, Shenzhen,

Or fax toF(86) 755-82910389

Or

Address: 720 Third Ave., Suite# 1611, Seattle, WA 98104, U.S.A. Or fax toF(1) 206-264-7971;

Wu Yang – Address indicated above Or fax toF(86) 772-3834041

Liuzhou Liuerkong Machinery Co. Ltd. – address indicated above Or fax toF(86) 772-3834041.

10. Law and Jurisdiction

(1) This agreement and its attachments will be governed by the law of People’s Republic of China. This agreement is based on the Chinese version and is a legal binding and should be honored by all parties.

(2) In the event of any dispute related to this agreement, each party should mitigate the dispute through negotiation. If the dispute cannot be resolved, then any party can present the dispute through legal proceedings.

11. Application

If any part of this agreement is proven to be unable to execute, that part should be revised and modified instead of to be cancelled. If this situation occurs, other parts of this agreement are still effective.

12. The Entirety of the Agreement

This agreement will be the final version. It replaces any oral and written agreement made before, such as plans, agreement, negotiations, written documents, memorandum and letters related to this agreement.

13. Other Regulations

(1) When the new enterprise is established, Party A, B and C agree to terminate this agreement.

(2) Each party should hold 1 copy of this agreement. This agreement is a legal document and each has legal and equal law capacity.

(3) Any amendment of this agreement must be in writing and signed by each party.

(4) This agreement will become effective after being signed by each party or its legal representative or authorized representative

This agreement is signed by each party on the date indicated at the beginning of this agreement.

Party A: L&L Financial Holdings, Inc.

Signed or stamped by legal representative or authorized representative:

________________________________________

Party B: Yang Wu

Signed:
__________________________________

Party C: Liuzhou Luierkong Machinery Co., Ltd. (LEK)

Signed or stamped by legal representative or authorized representative:

___________________________________________

Attachment 1: Party C’s performance guarantee

			Unit: US$10,000

Time	Promise of Sales	Promise of Net	Promise of
Schedule		Income After Tax	Operating Profit

2004	1,333	87	24

January-April,2005	364	29	18

May-July,2005	303	18	15

August-
	303	18	15
October,2005

Monthly average in	121	7.3	6
2005

Attachment 2: Time schedule of providing short term capital

Time and condition	Debts amounts
(US$)

10 business days after the effective date of this agreement	$121,212

3 months after the effective date of this agreement (payment	$121,212
before the end of February 2005)

After US CPAs complete the audit of Party A as of 30 April,	$121,212
2005 and successfully combine Party C’s audit report
(Before the end of August 2005)

Total	$363,636

Attachment 3: Repayment and capital injection Schedule

Unit: US$10,000

	Repayment			Investment (Cash or Net
Time		(Cash)		Assets)

		C		A		C

Within one month after Party
A successfully raise US$1.82
		36.4		525.5		505
Million (Before the end of
2005)

Attachment 4: Contract violation Compensation Table

Unit: US$10,000

Party B’s
	Compensation	Party B’s		Party C’s		Party C’s
Party A’s	to other	Compensation		compensation		compensation
Compensation	parties when	to Party A		to other		to other
to other
If contract	violating the	when		parties		parties when
parties when
is violated	agreement	violating		(except		violating
violating the	(Except for	Clause		Clause		Clause
agreement	Item3i2j	3	(2)(d)	3	(3)(3)(h))	3	(3)(h)

				idj)

		B	C	A	C	A	A	B	A	B

Time		3	3	6	2.4	3	6	3	3	2.4
period
between
effective
date of
the
agreement
to 1/2005

From		4.24	4.24	12	6	6	12	6	6	5.45
2/2005	to
7/2005

After		6	6	8.48	4	4.24	8.48	4.24	4.24	3.6
8/2005